UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 15, 2021

VORNADO REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland	No.	001-11954	No.	22-1657560
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)
VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No.	001-34482	No.	13-3925979
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)

888 Seventh Avenue
New York,	New York	10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Vornado Realty Trust	Common Shares of beneficial interest, $.04 par value per share	VNO	New York Stock Exchange
Cumulative Redeemable Preferred Shares of beneficial interest, liquidation preference $25.00 per share:
Vornado Realty Trust	5.70% Series K	VNO/PK	New York Stock Exchange
Vornado Realty Trust	5.40% Series L	VNO/PL	New York Stock Exchange
Vornado Realty Trust	5.25% Series M	VNO/PM	New York Stock Exchange
Vornado Realty Trust	5.25% Series N	VNO/PN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On April 15, 2021, Vornado Realty L.P. (“VRLP”), the operating partnership through which Vornado Realty Trust conducts its business, amended and extended the maturity of its $1.25 billion unsecured revolving credit facility (as extended, amended and restated, the “2021 Revolving Credit Facility”), from January 2023 (as fully extended) to April 2026 (as fully extended). The current interest rate on the 2021 Revolving Credit Facility was lowered to LIBOR plus 90 basis points per annum from LIBOR plus 100 basis points per annum. The facility fee remains at 20 basis points per annum.
VRLP’s other unsecured revolving credit facility, in the amount of $1.50 billion (the “2024 Revolving Credit Facility”), matures in March 2024 (as fully extended) and currently bears interest at a rate of LIBOR plus 90 basis points and has a facility fee of 20 basis points per annum. VRLP’s total revolving credit facilities remain at $2.75 billion.
The joint lead arrangers and joint bookrunners for the 2021 Revolving Credit Facility are JPMorgan Chase Bank, N.A., BofA Securities, Inc., PNC Capital Markets LLC, U.S. Bank National Association, and Wells Fargo Securities LLC. JPMorgan Chase Bank, N.A. serves as Administrative Agent and J.P. Morgan Securities LLC serves as Sustainability Structuring Agent. Bank of America, N.A., PNC Bank, National Association, U.S. Bank National Association and Wells Fargo Bank, National Association serve as Co-Syndication Agents. Bank of the West, Barclays Bank PLC, BMO Capital Markets Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs Bank USA, Morgan Stanley and TD Bank, N.A., serve as joint lead arrangers.
Under the terms of the 2021 Revolving Credit Facility, “Total Outstanding Indebtedness” may not exceed sixty percent (60%) of “Capitalization Value,” which is based on a 6.0% capitalization rate; the ratio of “Combined EBITDA” to “Fixed Charges,” each measured as of the most recently ended calendar quarter, may not be less than 1.40 to 1.00; the ratio of “Unencumbered Combined EBITDA” to “Unsecured Interest Expense,” each measured as of the most recently ended calendar quarter, may not be less than 1.50 to 1.00; “Unsecured Indebtedness” may not exceed sixty percent (60%) of “Capitalization Value of Unencumbered Assets,” each measured as of the most recently ended calendar quarter; and the ratio of “Secured Indebtedness” to “Capitalization Value,” each measured as of the most recently ended calendar quarter, may not exceed fifty percent (50%). The 2021 Revolving Credit Facility also contains standard representations and warranties and other covenants.
The 2021 Revolving Credit Facility includes usual and customary events of default for facilities of this nature (with applicable customary grace periods) and provides that, upon the occurrence and continuation of an event of default, payment of all amounts outstanding under the credit facility may be accelerated and the lenders’ commitments may be terminated.
On April 16, 2021, VRLP entered into (i) Amendment No. 2 to its Amended and Restated Term Loan Agreement among VRLP, JPMorgan Chase Bank N.A., as administrative agent, and the lenders party thereto, and (ii) Amendment No. 1 to the 2024 Revolving Credit Facility among VRLP, JPMorgan Chase Bank N.A., as administrative agent, and the lenders party thereto, pursuant to which VRLP made certain changes to the definitions of “Combined EBITDA” and “Unencumbered Assets” and certain other changes to conform such definitions and provisions to the corresponding items of the 2021 Revolving Credit Facility.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure contained in Item 1.01 above is incorporated by reference herein into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)
Date: April 20, 2021

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer of Vornado Realty Trust, sole General Partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)
Date: April 20, 2021

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